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                          Amendment to Promissory Note
                             Dated December 31, 2000

For good and valuable consideration Star Scientific, Inc. and Jonnie R Williams hereby amend the Promissory Note dated December 31, 2000, in the amount of $800,000, as follows:

     1. The due date of the Promissory Note shall be extended to December 31, 2002 and the principal amount of the note shall be due on that date.

     2. Interest on the Promissory Note that has accrued for 2000, along with interest accrued on the Promissory Note in 2001, shall be payable on December 31, 2002.

     3. In all other respects the December 31, 2000 Promissory Note shall remain the same.



                                          /s/ Jonnie R. Williams
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Witness                                   Jonnie R. Williams




                                          /s/ Paul L. Perito, Chairman & COO
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Witness                                   Star Scientific, Inc.